Equity Incentive Plan	6 Months Ended
Jun. 30, 2020
Equity Incentive Plan [Abstract]
Equity Incentive Plan
14.	Equity Incentive Plan:

On February 24, 2020, the Compensation Committee granted an aggregate of 156,250 restricted shares of common stock pursuant to the Plan. Of the total 156,250 shares issued, 45,000 shares were granted to the non-executive members of the board of directors, 42,812 were granted to the executive officers, 60,626 shares were granted to certain of the Company’s non-executive employees and 7,812 shares were granted to the sole director of the Company’s commercial manager, a non-employee. The fair value of each share on the grant date was $5.12. All the shares vest over a period of two years. 52,084 shares vested on February 24, 2020, 52,083 shares will vest on October 1, 2020 and 52,083 shares will vest on October 1, 2021. The related expense for shares granted to the Company’s board of directors and certain of its employees for the six-month periods ended June 30, 2020 and 2019, amounted to $578 and $951, respectively, and is included under general and administration expenses. The related expense for shares granted to non-employees for the six-month periods ended June 30, 2020 and 2019, amounted to $11 and $14, respectively, and is included under voyage expenses.

The unrecognized cost for the non-vested shares granted to the Company’s Board of Directors and certain of its employees as of June 30, 2020 and December 31, 2019 amounted to $368 and $181, respectively. At June 30, 2020, the weighted-average period over which the total compensation cost related to non-vested awards granted to the Company’s board of directors and its other employees not yet recognized is expected to be recognized is 1.01 years.